                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: July 15, 2002


                        CHASE MANHATTAN AUTO OWNER TRUST
                  Series 2000-A, Series 2001-A, Series 2001-B,
                        Series 2002-A and Series 2002-B
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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           (Exact name of the registrant as specified in its charter)

      United States                   333-74600                       22-2382028
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 (State or other jurisdiction       (Commission File Number)        (IRS Employer
       of incorporation)                                          Identification No.)

                        White Clay Center, Building 200, Newark, DE     19711
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                        (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association ("Chase USA") is the registrant of a number of outstanding Series of Chase Manhattan Auto Owner Trusts. Each Series of Chase Manhattan Auto Owner Trusts issued multiple series of Asset Backed Securities.

         On July 15, 2002, Chase USA, as servicer, distributed monthly interest to the holders of the Notes and Certificates of Series 2000-A, Series 2001-A, Series 2001-B, Series 2002-A and Series 2002-B. Chase USA furnished copies of the monthly statement to certificateholders for the above referenced Series to such holders as required by the related Sale and Servicing Agreement. Copies of the related monthly statement to certificateholders are being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

           Exhibits          Description
           ----------        ---------------

             20.1 Monthly statements to certificateholders with respect to the July 15, 2002 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 30, 2002

                                                By: CHASE MANHATTAN BANK USA,
                                                NATIONAL ASSOCIATION
                                                as Servicer

                                                By:  /s/ Patricia M. Garvey
                                                -----------------------------
                                                Name:    Patricia M. Garvey
                                                Title:   Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.               Description
-----------               -----------
   20.1                   Monthly Statements to Certificateholders dated
                          July 15, 2002.